UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date Of Report (Date Of Earliest Event Reported) February 15, 2019

AutoNation, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13107	73-1105145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
200 SW 1st Ave
Fort Lauderdale, Florida 33301
(Address of principal executive offices, including zip code)
Registrant's telephone number, including area code (954) 769-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.
On February 22, 2019, AutoNation, Inc. (the “Company”) issued a press release announcing its results of operations for the fiscal quarter and year ended December 31, 2018. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 15, 2019, the Board of Directors (the “Board”) of the Company appointed Carl C. Liebert III as Chief Executive Officer and President of the Company, and as a member of the Board, effective as of March 11, 2019. In accordance with the terms of his employment agreement with the Company, Mike Jackson, the current Chairman, Chief Executive Officer and President of the Company, will become the Company’s Executive Chairman (including Chairman of the Board) until December 31, 2021, and he will no longer serve as the Company’s Chief Executive Officer and President, effective as of March 11, 2019.
From August 2014 until February 2019, Mr. Liebert, age 53, served as the Executive Vice President and Chief Operating Officer of United Services Automobile Association (“USAA”), where he was responsible for USAA’s business operations functions, including USAA’s Bank, Investment, Life, Property and Casualty, Real Estate Investment Companies, and member contact functions. His responsibilities included delivering an integrated digital experience through USAA’s website, tablet, mobile devices, voice, and emerging channels. He joined USAA in May 2013 as President, USAA Capital Corporation. Prior to joining USAA, Mr. Liebert was the President and Chief Executive Officer of 24-Hour Fitness, overseeing the operations of 415 fitness clubs across the United States and Asia. Mr. Liebert also served as an Executive Vice President for The Home Depot, where he oversaw the sales, strategy, execution, future supply chain, global sourcing strategy, and operations across more than 2,000 international stores, and 250,000 employees. Mr. Liebert also held leadership roles with General Electric and Circuit City. Mr. Liebert is a former U.S. Navy Officer. He graduated from the United States Naval Academy with a Bachelor of Science in Physical Science, and he obtained his MBA from Vanderbilt University, Owen Graduate School of Management.
On February 18, 2019, the Company entered into an employment agreement (the “Employment Agreement”) with Mr. Liebert. The Employment Agreement provides that:

•	Mr. Liebert will serve as Chief Executive Officer and President of the Company, and his employment period under the agreement will commence on March 11, 2019 and continue until March 10, 2022.

•
Mr. Liebert’s annual base salary will be $1,000,000, subject to annual review and adjustment by the Compensation Committee (the “Committee”) of the Board, provided that his annual base salary may not be reduced during the employment period.

•
During the employment period, Mr. Liebert will participate in the Company’s annual bonus plan at such target award levels and upon such terms and conditions as may be established by the Committee, provided that the target award level will be no less than 150% of his then-current annual base salary.

•
Mr. Liebert will be eligible to receive an annual grant of equity-based awards during the employment period at an appropriate level as determined by the Committee, with a grant date value of no less than $5,000,000. For 2019, Mr. Liebert will be granted, as soon as reasonably practicable following his commencement date, (i) restricted stock units (“RSUs”) subject to a four-year installment vesting schedule with an aggregate grant date fair value of $3,333,330 and (ii) RSUs subject to a three-year cliff vesting schedule with an aggregate grant date fair value of $1,666,670 (clauses (i) and (ii) referred to as the “2019 RSU Awards”).

•
As soon as reasonably practicable following the commencement date, Mr. Liebert will be granted, in the form of a sign-on award, RSUs subject to a three-year installment vesting schedule with an aggregate grant date fair value of $7,500,000 (the “Sign-On Award”). Mr. Liebert will be required to hold the shares of Company common stock issuable pursuant to the Sign-On Award until the date he is in compliance with the Company’s Executive Stock Ownership Guidelines.

•
If the Company terminates Mr. Liebert’s employment without “cause” or if he resigns for “good reason” (in each case, as defined in the Employment Agreement), then, provided he is in compliance with all applicable restrictive covenants and he signs a mutually acceptable severance agreement, Mr. Liebert will be entitled to receive: (i) in equal installments over 18 months, 1.5 times the sum of his annual base salary and target annual bonus, and (ii) in a lump sum at the same time bonuses are paid to active employees generally, an amount equal to his annual bonus as determined by the Committee, pro-rated for the number of days he was employed during the applicable calendar year through the applicable termination date.

The 2019 RSU Awards and the Sign-On Award will each be subject to the terms of the AutoNation, Inc. 2017 Employee Equity and Incentive Plan and the applicable award agreements. The Employment Agreement also contains certain restrictive covenants. The Employment Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing summary of the Employment Agreement is qualified in its entirety by reference to such agreement.

Item 7.01	Regulation FD Disclosure.
On February 22, 2019, the Company issued a press release announcing Mr. Liebert’s appointment as the Company’s Chief Executive Officer and President, and as a member of the Board, effective as of March 11, 2019. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.
The information furnished pursuant to this Item 7.01, including Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

10.1	Employment Agreement, dated as of February 18, 2019, by and between AutoNation, Inc. and Carl C. Liebert III.

99.1	Press Release of AutoNation, Inc. dated February 22, 2019, announcing its results of operations for the fiscal quarter and year ended December 31, 2018.

99.2	Press Release of AutoNation, Inc. dated February 22, 2019, announcing the appointment of Carl C. Liebert III as Chief Executive Officer and President and as a member of the Board of Directors.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTONATION, INC.

Date:	February 22, 2019	By:	/s/ C. Coleman Edmunds
C. Coleman Edmunds
Executive Vice President, General Counsel and Corporate Secretary